Nations Fund Trust
                               Nations Fund, Inc.

                       Supplement dated February 12, 1997
                       to Prospectuses dated July 31, 1996

          The prospectuses for the Primary A, Primary B, Investor A, Investor B, Investor C, Investor N and Daily Shares for all Funds of Nations Fund Trust and Nations Fund, Inc. (collectively, the "Funds") are hereby supplemented by:

       1. Adding the following paragraph regarding The Bank of New York as the Funds' sub-custodian under the heading "How The Funds Are Managed":

                The Bank of New York ("BONY") has entered into an agreement with each of the Funds and NationsBank of Texas, N.A., whereby BONY will serve as sub-custodian ("Sub-Custodian") for the assets of each Fund except Nations International Equity Fund, for which BONY is already serving as Custodian.

       2. Adding the following paragraphs regarding fees to be received by NationsBank of Texas, N.A. and The Bank of New York for serving as the Funds' custodian and sub-custodian, respectively, under the heading "How The Funds Are Managed":

                In return for providing custodial services to all Funds with the exception of the aforementioned Fund, NationsBank of Texas is entitled to receive, in addition to out of pocket expenses, fees at the rate of (i) $300,000 per annum, to be paid monthly in payments of $25,000 for custodian services for up to and including 50 Funds; and (ii) $6,000 per annum, to be paid in equal monthly payments, for custodian services for each additional Fund above 50 Funds.

                BONY is located at 90 Washington Street, New York, New
          York 10286. In return for providing sub-custodial services, BONY shall receive, in addition to out of pocket expenses, fees at the rate of (i) 3/4 of one basis point per annum on the aggregate net assets of all Nations' Non-Money Market Funds up to $10 billion; and (ii) 1/2 of one basis point on the excess.